UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

California	1-6615	95-2594729
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibts.
Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibts.

C)	Exhibit:

	99.1	Press release issued by Superior Industries International, Inc. on July 17, 2003, Superior Industries International issued a press release on July 17, 2003, announcing results for the second quarter of 2003.

	99.2	Transcript of earnings conference call of Superior Industries International, Inc. on July 17, 2003 at 2:00 p.m. Eastern Time.

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

Superior Industries International, Inc. issued a press release on July 17, 2003, announcing results for the second quarter of 2003.

Transcript of earnings conference call of Superior Industries International, Inc. on July 17, 2003 at 2:00 p.m. Eastern Time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: July 22, 2003

/s/ R. Jeffrey Ornstein

R. Jeffrey Ornstein Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 17, 2003, issued by Superior Industries International, Inc. announcing results for the second quarter of 2003.

99.2	Transcript of earnings conference call of Superior Industries International, Inc. on July 17, 2003 at 2:00 p.m. Eastern Time.

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